EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anju Tandon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TNT Designs, Inc.. on Form 10-QSB for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2006 fairly presents in all material respects the financial condition and results of operations of TNT Designs, Inc.

Date: August 16, 2006

/s/ Anju Tandon Anju Tandon President, Chief Executive and Financial Officer